Corporate Presentation | March 2018 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018 and Clearside’s other Periodic Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk. |

| Developing advanced clinical and preclinical product candidates, using a proprietary suprachoroidal treatment approach: We see a world without blindness; relentlessly pursuing transformative, elegant, precise solutions to restore and preserve vision A World Without Blindness Unmet or underserved blinding eye diseases Pathologies manifest in the choroid and retina

Retinal Diseases

~5 M patients in the U.S. with target indications treated by approx. **1,900 uveitis and retinal specialists**

Privileged Organ Requiring Local Therapy

Limitations of Current Approaches to Local Administration Include:

- Corticosteroids reach unintended tissues, causing cataracts and glaucoma
- Multi-kinase inhibitors and gene therapies require precise placement at diseased tissue
- Certain drugs like complement inhibitors require improved exposure to the choroid



Anterior Chamber
Lens
Posterior Chamber
Choroid
Retina
Macula

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CLEARSIDE BIOMEDICAL

Exclusive and Proprietary Access to the Back of the Eye Through the Suprachoroidal Space ("SCS")

Intravitreal & Periocular





- 50 µL bolus at injection site
- Drug diffuses to all areas of the eye including the anterior chamber and lens

- 0.5 mL–1 mL injected into periocular space
- Highly variable drug diffusion across the sclera into the eye

VS

Suprachoroidal


CLEARSIDE

- Fluid flows instantaneously and posteriorly
- Designed consistent suprachoroidal injection procedure
- Fluid with drug is absorbed into the choroid, RPE and retina

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CLEARSIDE BIOMEDICAL

Concentration (ng/g) Time, days SUPRACHOROIDAL CLS-TA The anterior segment is relatively spared following suprachoroidal dosing when compared to intravitreal dosing Designed to Improve Ocular Distribution of Triamcinolone Acetonide (TA) | Over 10X the amount of TA remaining in the choroid and RPE following suprachoroidal administration compared to intravitreal injection Potentially providing improved visual outcomes, increased durability, reduced treatment burden that can lead to improved benefit to risk *Based on pre-clinical studies Concentration (ng/mL) Time, days Concentration (ng/mL) Time, days

INDICATION STUDY DRUG CURRENT STATUS Uveitis (macular edema associated with non-infectious uveitis) Suprachoroidal CLS-TA (corticosteroid triamcinolone acetonide) RVO (retinal vein occlusion) Suprachoroidal CLS-TA with anti-VEGF (Intravitreal Eylea®) DME (diabetic macular edema) Suprachoroidal CLS-TA alone or with anti-VEGF (Intravitreal Eylea) Retinal Vascular Disease Proprietary Compound(s) Orphan Diseases Gene Therapy Focused Pipeline of SCS Treatments For Multiple Blinding Eye Diseases | PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA

2018 2019 Uveitis RVO DME NDA review Phase 3 (SAPPHIRE) P3 Data (PEACHTREE) Topline P2 Data (TYBEE) Phase 3 (TOPAZ) NDA Submission Publications | Major Near-Term Anticipated Milestones Provide Multiple Potential Value-Inflection Points Topline P3 Data

UVEITIS One of the World’s Leading Causes of Blindness |

Current Treatment Paradigm

Corticosteroids = most common treatment
for all uveitis complications, including macular edema

350,000 patients
US uveitis patients

115,500 patients
33% macular edema

210,000 eyes
82% disease in both eyes

Topical steroid for anterior uveitis

Current treatments

- Periocular (Sub-tenon) 20 mg TA
- Sustained release dexamethasone implant (Ozurdex®)
- Intravitreal 4 mg TA
- Oral steroids

Note: TA = triamcinolone acetonide.

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CLEARSIDE BIOMEDICAL

The Opportunity | In Treating Macular Edema with Uveitis Primary Need An approved therapy that targets vision impairment due to the underlying macular edema associated with all non-infectious uveitis The Problem Inflammation creates sight threatening macular edema No approved treatment for macular edema associated with uveitis No new local treatments for uveitis since 2009 Oral corticosteroids often prescribed when disease is local to the eye

PEACHTREE Design for Pivotal Phase 3 Clinical Trial 3:2 randomization of suprachoroidal CLS-TA vs. sham injection; 160 patients total Primary endpoint at 6 months; superiority of best corrected visual acuity outcome from treatment SHAM Week-2 Day 0 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Screening (2 weeks) Active Arm: Suprachoroidal injection of 4 mg CLS-TA Control Arm: Sham injection procedure Randomization Phase (6 months) Enrollment Suprachoroidal CLS-TA Suprachoroidal CLS-TA SHAM | Two-arm, randomized, controlled, double-masked, multi-center trial at ~60 clinical sites

46.9% (n=45) 15.6% (n=10) % patients gaining ≥15 ETDRS letters in BCVA from baseline Primary Endpoint ETDRS BCVA Proportion of patients in each arm gaining ≥ 15 ETDRS letters in BCVA from baseline at Week 24 p<0.001 |

Secondary Endpoint Mean Change from Baseline in CRT at Week 24 in microns Mean change from baseline at week 24 in central retinal thickness (microns) 479.8 µm: active arm; 518.0 µm: control arm p<0.001 | Baseline retinal thickness (microns) N=96 N=64 ITT

Table 14.2.3.3; Source: Listing 16.2.6.1 Summary of Best Corrected Visual Acuity by Visit, Study Eye (LOCF Method); ITT population Secondary Endpoint Mean Change in BCVA in ETDRS Letters by Visit | Mean change from baseline in BCVA in ETDRS letters read by visit Baseline ETDRS letters read 54.7: active arm; 53.6: control arm

AE: Cataracts in CLS-TA and Sham Arms Percentage of cataract AEs Mar-2018 | NIU program | P3, PEACHTREE, trial | Topline data | % Cataract AEs in Each Arm There were no treatments (i.e. surgeries) because of cataract AEs

PEACHTREE Safety Summary 97% of the randomized patients completed the trial No serious adverse events related to treatment Through 24 weeks, steroid-related elevated IOP adverse events were reported for 11.5% of patients in the CLS-TA treatment group, compared to no patients in the sham group |

Next Steps Based on feedback from end-of-Phase 2 meeting with the FDA, we believe PEACHTREE will be the only Phase 3 clinical trial required to support the filing of a New Drug Application (NDA) Detailed results from PEACHTREE will be presented at an upcoming medical conference Positioning the company for potential transition to commercial-stage Hired new Chief Commercial Officer Changed Chairman of Board Currently expect to submit NDA to FDA in Q4 2018 |

RVO New Approach with CLS-TA + anti-VEGF |

| Current Treatment Paradigm Eylea, Lucentis, and off-label Avastin® Sustained release dexamethasone implant (Ozurdex®) Intravitreal Triamcinolone Acetonide 16.4 M patients Global RVO patients 2nd Line treatment 2.2 M patients US RVO patients 1 2 3 1st Line treatment

The Opportunity In Treating RVO | Primary Needs More rapid and fuller resolution of macular edema to allow patients to recover as much vision as soon as possible The Problem Compared to uveitis and DME, macular edema following RVO is more severe, as is the attendant vision loss / potential vision gain Multiple inflammatory cytokines are involved in addition to VEGF being upregulated Chronic, monthly anti-VEGF injections are necessary for many patients

Number of Additional Injections

60% fewer additional intravitreal Eylea injections in the suprachoroidal CLS-TA + intravitreal Eylea arm versus control over 3 months



Additional Intravitreal Eylea Injections
30
20
10
0
23
9
p=0.013
Control arm:
Intravitreal Eylea
Active arm:
Intravitreal Eylea +
Suprachoroidal CLS-TA

Intent-to-treat (ITT) population: N = 46 (23:23)

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CLEARSIDE BIOMEDICAL

Number of Patients Requiring Additional Treatment Reduced

69% fewer patients required additional Eylea treatments



Number of patients who received additional Intravitreal Eylea
20
10
0
16
5
p=0.003 [1]
Control arm:
Intravitreal Eylea
Active arm:
Intravitreal Eylea + Suprachoroidal CLS-TA

Intent-to-treat (ITT) population: N = 46 (23:23)

[1] Based on post-hoc analysis

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CLEARSIDE BIOMEDICAL

Improved Visual Acuity

Suprachoroidal CLS-TA + intravitreal Eylea resulted in **improved visual acuity** at months 1, 2, 3 vs. intravitreal Eylea alone



Changes in BCVA
Change from baseline: letters read
25.0
20.0
15.0
10.0
5.0
0.0
16.1
20.4*
18.9
4.8
8.5
7.6
11.3
11.9
11.3
Combination Arm; N=23
Aflibercept Arm; N=23
Baseline
Month 1
Month 2
Month 3

Baseline: 49 ETDRS letters read in each arm

24 |

Note: Bars are standard error of the mean; * only month 2 showed p<0.05

Baseline 728 µm and 731 µm in the Aflibercept and Combination arms Aflibercept Arm; N=23 Combination Arm; N=23 Month 2 Month 1 Month 3 310 µm | Retinal Thickness Reductions Suprachoroidal CLS-TA + intravitreal Eylea resulted in sustained retinal thickness reductions at months 1, 2, 3 vs. intravitreal Eylea alone Note: Bars are one-sided standard deviations

Combination (n=20) 3 (15%) including Month 3 patients re-treated Monotherapy (n=11) 6 (55%) re-treated Eylea arm: 17% (n=4/23) | Post-TANZANITE Evaluation 74% of patients who received combination therapy did not receive additional treatment through a minimum 9 months Combination arm: 74% (n=17/23)

| SAPPHIRE Control arm Intravitreal Eylea; Q4Wk Combination arm Suprachoroidal CLS-TA + Intravitreal Eylea; Q12Wk Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week ww Week xx Week yy Week zz 2 Month primary efficacy endpoint Submit with 6 months data Continue to follow subjects out to 1 year PRN Enrollment Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week ww Week xx Week yy Week zz Suprachoroidal CLS-TA + Intravitreal Eylea Intravitreal Eylea Two-arm, randomized, controlled, double-masked, multi-center trial at ~150 clinical sites 1:1 randomization of suprachoroidal CLS-TA + intravitreal Eylea vs. intravitreal Eylea alone; 230 per arm One year study with primary outcome at 2 months; superiority of best corrected visual acuity Design for First Phase 3 RVO Clinical Trial

TOPAZ

Second Phase 3 Clinical Trial in RVO Designed to Support a Potential anti-VEGF Class Label

Intravitreal anti-VEGF

Suprachoroidal CLS-TA + Intravitreal anti-VEGF

Combination arm
Suprachoroidal CLS-TA + Intravitreal anti-VEGF[1]; Q12Wk



Day 0
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Week ww
Week xx
Week yy
Week zz
Enrollment
2 Month primary efficacy endpoint
Submit with 6 months data
PRN
Continue to follow subjects out to 1 year
Day 0
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Week ww
Week xx
Week yy
Week zz

Control arm
Intravitreal anti-VEGF[1]; Q4Wk

[1] Lucentis or Avastin

- Two-arm, randomized, controlled, double-masked, multi-center global trial; 460 patients
- 1:1 randomization of suprachoroidal CLS-TA + intravitreal anti-VEGF[1] vs. intravitreal anti-VEGF[1] alone
- Primary outcome at 2 months; superiority of best corrected visual acuity

If the primary endpoint is met in SAPPHIRE and TOPAZ, where CLS-TA has been used in combination with one of three anti-VEGF agents - Eylea, Lucentis and Avastin - **the objective will be to seek a class label in the US** where suprachoroidal CLS-TA can be used with any intravitreal anti-VEGF agent for the treatment of macular edema associated with RVO

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CLEARSIDE BIOMEDICAL

DME Suprachoroidal CLS-TA Alone or in Combination with an Anti-VEGF Agent |

| Steroids Given Frequently to Treat DME CSME = Clinically significantly macular edema DME = diabetic macular edema National Center for Chronic Disease Preventions and Health Promotion: Division of Diabetes Translation. National Diabetes Statistical Report, 2014 International Diabetes Federation. IDF Diabetes Atlas: 5th Edition. 2011; 2. International Diabetes Federation. IDF Diabetes Atlas: 6th Edition. 2013; 3. IDF Europe. www.idf.org/sites/default/files/idf-europe/IDF%20Toolkit_Backgrounder_FINAL.pdf CSME 0.3 M - 0.9 M (0.6 M - 1.7 M in EU) DME 1.1 M (5.8 M in EU) Diabetic Retinopathy 8.3 M (16 M in EU) Diabetes 29.1 M (55 M in EU) Current Treatments Anti-VEGF Steroids: Ozurdex, Iluvien or TA LASER

Primary Need Rapid reduction of edema to maximize vision gain early in course of treatment The Opportunity In Treating DME | The Problem Protocol T demonstrated that greater visual gains in the first three months result in improved long-term outcome in DME patients DME is response to anti-VEGF injection is largely variable Some patients do not respond well to anti-VEGF

| Background Corticosteroid Therapy Iluvien and Ozurdex are approved for treatment of patients with DME Results appear to be better in subjects with pseudo-phakic eyes vs. phakic eyes Adverse events, especially in phakic eyes, often appear to compromise visual gains seen within the first few months Implants can be used for longer periods of time Anti-VEGF Therapy Lucentis, Eylea are approved for treatment of patients with DME; Avastin is used off-label Protocol T indicates Eylea provides the greatest benefit in patients with vision 20/50 or worse 40% and 55% of subjects have continued macular edema at the 2 and 3 year visits, respectively, even after monthly intravitreal anti-VEGF injections Ongoing monthly intravitreal anti-VEGF therapy results in continued improvements

HULK Data Presented at AAO 2017 First trial with CLS-TA in DME patients to obtain exploratory information Encouraging preliminary safety and efficacy data from both Tx naïve and previous Tx arms support continued clinical development Tx Naïve Arm Four (4) of 10 (40%) patients required NO additional treatment through the entire study One (1) patient (10%) required the first additional treatment at Month 4 Three (3) patients (30%) required the first additional treatment at Month 3 |

| TYBEE Design for Phase 2 DME Clinical Trial CLS-TA Eylea Any additional treatment based on PRN criteria will be intravitreal aflibercept Evaluate at 6 months Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Enrollment Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Arm 2: Intravitreal Eylea only (mono/control) Arm 1: Intravitreal Eylea + Suprachoroidal CLS-TA (combo/active) Controlled, masked, randomized study of combination CLS-TA + intravitreal Eylea vs. intravitreal Eylea alone Evaluation at Month 6; treatment is based on PRN criteria from Month 3 BCVA will be the primary outcome measure

A WORLD WITHOUT BLINDNESS In Summary |

Opportunity is Well Protected

Patent No.	Significance	Expiration
U.S. 7,918,814	Provides **exclusivity for the administration of any drug to the eye by inserting a microinjector into the sclera** or corneal stroma of a patient's eye, and infusing the drug into the sclera or cornea	2029
U.S. 8,197,435	Provides **exclusivity for administration of any drug to the suprachoroidal space, when the drug is administered through a microinjector** that is inserted into the patient's sclera	2027
U.S. 8,636,713	Provides **exclusivity for all hollow microinjector ocular delivery methods of anti-inflammatory drugs**, so long as the anti-inflammatory drug is infused into the suprachoroidal space	2027
U.S. 8,808,225	Provides **exclusivity for all hollow microinjector ocular delivery methods of drug**, so long as the drug is infused into the suprachoroidal space	2027
U.S. 9,788,995	Provides **exclusivity for all microinjector ocular delivery methods of drug at any ocular insertion site for controlled release**	2027
U.S. 9,180,047	Provides **exclusivity for methods for delivering a substance** to a region of the eye **(e.g., SCS, sclera, choroid)** via **loss of resistance** injection technology	2034
U.S. 9,539,139	Provides **exclusivity for apparatus with actuation rod** configured to operate via **loss of resistance** injection technology	2034
U.S. 9,636,253	Provides **exclusivity for methods for delivery a substance** to a region of the eye (e.g., SCS, sclera, choroid) via an **adjustable needle** and **loss of resistance** injection technology	2034
U.S. 9,770,361	Provides **exclusivity for apparatus with adjustable needle** configured to operate via **loss of resistance** injection technology	2034
U.S. 9,572,800	Provides **exclusivity for methods of treating a posterior ocular disorder** in a human via **non-surgical administration of axitinib** to the **SCS**	2033
U.S. 9,636,332	Provides **exclusivity for methods of treating a posterior ocular disorder** in a human via **non-surgical administration of triamcinolone** to the **SCS**	2033
U.S. Appl. No. 15/673,073 (allowed)	Provides **exclusivity for methods of treating macular edema** (e.g., secondary to RVO) in a human via **non-surgical administration of an anti-inflammatory drug** to the **SCS** and **non-surgical administration of a VEGF antagonist** to the eye	2033
U.S. Appl. No. 15/714,441 (allowed)	Provides **exclusivity for apparatus with an adjustable needle** configured to operate via **loss of resistance** injection technology and a medicament container containing **triamcinolone**	2034
U.S. Appl. No. 15/383,582 (allowed)	Provides **exclusivity for methods of delivering a substance** to a target tissue using **loss of resistance** injection technology	2035

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CLEARSIDE BIOMEDICAL

Leadership

Accomplished Team with Deep Ophthalmic Experience

	Experience	Years
DANIEL WHITE President, CEO and Director	GSK, Stiefel, CIBA Vision, Alimera	25
CHARLES DEIGNAN Chief Financial Officer	AtheroGenics, AAIPharma, Schering-Plough	27
GLENN NORONHA, Ph.D. Chief Scientific Officer	Alcon, Sucampo, TargeGen	17
BRION RAYMOND Chief Commercial Officer	Genentech, Carl Zeiss Meditec, Xoma	14
RAFAEL ANDINO VP, Engineering & Manufacturing	CR Bard, CIBA Vision, Dupont, GE, IBM	26
JENNIFER KISSNER, Ph.D. VP, Clinical Development	Alcon, Acucela, Vanderbilt	12
RICK MCELHENY VP, Business Development	Sanofi, MEDA, Vidara	18

Ophthalmic Experience

Alcon

CIBA VISION

NOVARTIS

ALIMERA SCIENCES

Genentech

37 |

CLEARSIDE BIOMEDICAL

2018 2019 Uveitis RVO DME NDA review Phase 3 (SAPPHIRE) P3 Data (PEACHTREE) Topline P2 Data (TYBEE) Phase 3 (TOPAZ) NDA Submission Publications | Major Near-Term Anticipated Milestones Provide Multiple Potential Value-Inflection Points Topline P3 Data

THANK YOU! We see a world without blindness; relentlessly pursuing transformative, elegant, precise solutions to restore and preserve vision.